UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2026

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 465-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Series A Mandatory Convertible Preferred Stock, $1.00 Par Value	BA-PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 19, 2026, the Board of Directors of The Boeing Company (the “Company”) appointed Ryan L. Shedd as the Company’s Senior Vice President and Controller, to be effective as of the first business day following the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2026 (the “Effective Date”). In that position, Mr. Shedd will also act as the Company’s principal accounting officer.

Mr. Shedd will join the Company in September 2026 as a Senior Vice President, Finance. Following a transition period, Mr. Shedd will succeed Michael J. Cleary on the Effective Date. Mr. Cleary plans to retire from the Company in 2027 after more than two decades of service, most recently as Senior Vice President and Controller since March 2023. Mr. Shedd, 41, brings to the Company nearly two decades of experience at Ernst & Young LLP, where he has most recently served as an Assurance Partner since July 2021.

Mr. Shedd will receive an annual base salary of $600,000, and will be eligible to receive an annual incentive award with a target value of 70% of base salary and (beginning in 2027) an annual long-term incentive award with a target value of 170% of base salary. He will receive a cash sign-on award of $300,000, subject to repayment conditions, and will participate in other benefit and compensation plans at levels consistent with his seniority and scope of responsibility. Mr. Shedd will be based in Seattle, Washington and will be eligible for relocation benefits under the Company’s relocation policy.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Corporate Secretary, Vice President & Assistant General Counsel

Dated: August 21, 2026